CoinShares Bitcoin ETF 10-Q

Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, in connection with this Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Report”) of CoinShares Bitcoin ETF (the “Registrant”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jean-Marie Mognetti, the Principal Executive Officer of the Registrant, hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 13, 2025	By:	/s/ Jean-Marie Mognetti
	Name:	Jean-Marie Mognetti
	Title:	Principal Executive Officer
CoinShares Bitcoin ETF